EXHIBIT 99.3

                                                                EXECUTION COPY
                                                                --------------

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             NEW CENTURY ALTERNATIVE MORTGAGE LOAN TRUST 2006-ALT2


                           ASSET-BACKED CERTIFICATES


                               SERIES 2006-ALT2


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


    U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR NEW CENTURY ALTERNATIVE
                  MORTGAGE LOAN TRUST 2006-ALT2 as Assignee


                                      and


                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  as Servicer






                                  Dated as of

                               October 30, 2006


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated October 30, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), U.S. Bank National Association ("U.S. Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of New Century Alternative Mortgage Loan Trust 2006-ALT2 (the "Assignee"), and Wells Fargo Bank, National Association ("Wells Fargo"), as servicer (in such capacity, the "Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and New Century Mortgage Corporation ("New Century") have entered into the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006 (the "Sale Agreement"), pursuant to which New Century sold to GSMC certain mortgage loans on a servicing-released basis listed on the mortgage loan schedule attached as an exhibit to the Trust Agreement (as defined below);

            WHEREAS, GSMC and the Servicer have entered into the Servicing Agreement, dated as of June 30, 2006 (the "Servicing Agreement"), pursuant to which the Servicer has agreed to service certain mortgage loans acquired by GSMC from time to time;

            WHEREAS, GSMC has agreed to assign and convey certain mortgage loans acquired from New Century (the "Mortgage Loans"), which will become subject to the provisions of the Servicing Agreement as of November 1, 2006, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of October 30, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Trust Agreement, dated as of October 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee and Deutsche Bank National Trust Company, as custodian (in such capacity, the "Custodian"), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the

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Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans or the Servicing Agreement since the date of the Servicing Agreement.

            2. Accuracy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached as Exhibit 2 to the GSMC Assignment Agreement is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as contemplated herein or as previously disclosed in the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

            3. Recognition of the Assignee.

            (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Servicing Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the Sale Agreement pursuant to which GSMC purchased the Mortgage Loans from New Century and (B) the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Section 3.02 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the "Owner" under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage
Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure

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property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Depositor as set forth in the Trust Agreement.

            (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Trustee and that the Trustee, acting in its capacity as Assignee hereunder and as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to Assignee. Such rights that Assignee may enforce will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

            (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Trustee at the address set forth in
Section 8 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made by wire transfer to the following account:

            U.S. Bank National Association
            ABA #: 091000022
            Acct #: 173103322058
            Ref: 106654000 NCAMLT 2006-ALT2

            (e) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Trustee (i) (a) monthly loan data in a mutually agreed-upon format,

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(b) default loan data in the format mutually agreed-upon between the Servicer and the Trustee and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Trustee, in each case relating to the period beginning on the second day of the immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Trustee and (iii) all supporting documentation with respect to the information required pursuant to the immediately preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking

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of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Servicer hereby agrees to the following obligations described below. For purposes of this Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person or Persons specified in Section 9.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall

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notify the Depositor and the Trustee of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 9.01 of the Trust Agreement, the Servicer shall remit to the Trustee the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee and the Custodian of a Request for Release therefor, the Trustee shall direct the Custodian to release to the Trustee or its designee the Custodial Files for the Mortgage Loans.

            8. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2302-033
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown
                  Tel:  (515) 324-7071
                  Fax:  (515) 324-3118

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2401-06T
                  Des Moines, Iowa 50328-0001
                  Attention:  General Counsel
                  Tel:  (515) 213-4762
                  Fax:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;


            (b)   in the case of the Trustee or Assignee,

                  U.S. Bank National Association
                  60 Livingston Avenue
                  EP-MN-WS3D
                  St. Paul, Minnesota 55107
                  Attention: Structured Finance/NCAMLT 2006-ALT2
                  Fax: (866) 831-7910

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or such other address as may hereafter be furnished by the Assignee; and

            (c)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            9. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            10. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            11. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank, not individually or personally but solely on behalf of New Century Alternative Mortgage Loan Trust 2006-ALT2, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank is made and intended for the purpose of binding only the New Century Alternative Mortgage Loan Trust 2006-ALT2,
(iii) nothing herein contained shall be construed as creating any liability for U.S. Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the New Century Alternative Mortgage Loan Trust 2006-ALT2, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the New Century Alternative Mortgage Loan Trust 2006-ALT2 under this Agreement, the Trust Agreement or any related document.

            12. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

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            (c) This Agreement shall inure to the benefit of (i) the
      successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                               GS MORTGAGE SECURITIES CORP.



                               By: /s/ Michelle Gill
                                  --------------------------------------
                               Name:  Michelle Gill
                               Title: Vice President



                               U.S. BANK NATIONAL ASSOCIATION, not in
                               its individual capacity but solely as Trustee



                               By: /s/ Shannon M. Rantz
                                  --------------------------------------
                               Name:  Shannon M. Rantz
                               Title: Vice President


                               WELLS FARGO BANK, NATIONAL
                               ASSOCIATION, as Servicer



                               By: /s/ M. Kathryn Gray
                                  --------------------------------------
                               Name:  M. Kathryn Gray
                               Title: Sr. Vice President

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                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


            [On File with the Trustee as provided by the Depositor]





                                     A-1